GLOBAL X FUNDS
(THE "TRUST")

Global X Blockchain & Bitcoin Strategy ETF (BITS) (the “Fund”)

SUPPLEMENT DATED MARCH 29, 2023
TO THE STATUTORY PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) FOR THE ABOVE SERIES OF THE TRUST DATED MARCH 1, 2023, AS SUPPLEMENTED AND AMENDED FROM TIME TO TIME

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statutory Prospectus and SAI.

1a. On or about June 30, 2023, the second paragraph of the section of the Fund’s Statutory Prospectus titled “OTHER SERVICE PROVIDERS” is hereby deleted in its entirety and replaced with the following disclosure:

The Bank of New York Mellon is the custodian and transfer agent for the Fund.

1b. On or about June 30, 2023, the back cover page of the Fund’s Statutory Prospectus is hereby revised to replace the section titled “Custodian and Transfer Agent” with the following:

Custodian and Transfer Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

1c. On or about June 30, 2023, the section of the Fund’s SAI titled “MANAGEMENT OF THE TRUST – CUSTODIAN AND TRANSFER AGENT” is hereby deleted in its entirety and replaced with the following paragraphs:

CUSTODIAN AND TRANSFER AGENT

The Bank of New York Mellon (“BNY Mellon”), located at 240 Greenwich Street, New York, New York 10286, is the custodian of the Trust’s portfolio securities and cash on behalf of the Fund. BNY Mellon may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust on behalf of the Fund.

BNY Mellon also serves as the Trust’s transfer agent on behalf of the Fund. Under its transfer agency agreement with the Trust, BNY Mellon has undertaken with the Trust to provide the following services with respect to the Fund: (i) perform and facilitate the performance of purchases and redemptions of Creation Units, (ii) prepare and transmit by means of Depository Trust Company’s (“DTC”) book-entry system payments for dividends and distributions on or with respect to the Shares declared by the Trust on behalf of the Fund, as applicable, (iii) prepare and deliver reports, information and documents as specified in the transfer agency agreement, (iv) perform the customary services of a transfer agent and dividend disbursing agent, and (v) render certain other miscellaneous services as specified in the transfer agency agreement or as otherwise agreed upon.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE